SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C. 20549
                       ----------------------
                            SCHEDULE 14A

                           (Rule 14a-101)
                INFORMATION REQUIRED IN PROXY STATEMENT
                       SCHEDULE 14A INFORMATION
             PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                    SECURITIES EXCHANGE ACT OF 1934


Filed by the registrant  [X]
Filed by a party other than the registrant  [ ]
Check the appropriate box:
[ ] Preliminary proxy statement
[X] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                          MONARCH SERVICES, INC.
----------------------------------------------------------------------
            (Name of Registrant as Specified in its Charter)

----------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):
[x] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
     and 0-11.
    (1) Title of each class of securities to which transaction applies:
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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
    (4) Proposed maximum aggregate value of transaction:
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[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by
    Exchange Act Rule 0-11(a)(2) and identify the filing for
    which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
    (1) Amount previous paid:
    (2) Form, Schedule or registration statement no.:
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    (4) Date Filed:







MONARCH SERVICES, INC.
4517 Harford Road
Baltimore, Maryland 21214



                                             September 3, 2004

Dear Stockholder:

     Your Company cordially invites you to attend the 2004 Annual Meeting of Stockholders which will be held at 10:00 A.M. on October 27, 2004, at Peerce's Plantation, 12460 Dulaney Valley Road, Phoenix, Maryland.

     The Notice of Annual Meeting and Proxy Statement accompanying this letter describes the business to be transacted at the Annual Meeting. A copy of the Annual Report to Stockholders is also enclosed herewith.

     Whether you plan to attend or not, we urge you to sign, date and return the enclosed proxy card in the postage-paid envelope provided, in order that as many shares as possible may be represented at the Annual Meeting. Returning your proxy does not deprive you of your right to attend the Annual Meeting and vote your shares in person.

     A majority of the outstanding shares of Common Stock must be represented at the Annual Meeting in order to transact business, and accordingly, the vote of every stockholder is important. Your cooperation in returning your executed proxy promptly will be appreciated.

                                       Sincerely,

                                       /s/ JACKSON Y. DOTT

                                       Jackson Y. Dott,
                                       President






















                       MONARCH SERVICES, INC.
                         4517 Harford Road
                     Baltimore, Maryland 21214

   NOTICE OF 2004 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD
                         OCTOBER 27, 2004


NOTICE IS HEREBY GIVEN that the 2004 Annual Meeting of Stockholders (the "Annual Meeting") of Monarch Services, Inc., a Maryland corporation (the "Company"), will be held at 10:00 A.M. local time on October 27, 2004, at Peerce's Plantation, 12460 Dulaney Valley Road, Phoenix, Maryland for the following purposes:

 1. To elect one Class III director to hold office until the 2006 annual meeting and until his successor is elected and qualified;

 2. To elect one Class I director to hold office until the 2007 annual meeting and until his successor is elected and qualified;

 3. To ratify the appointment of Stegman & Company as the Company's independent accountants for the fiscal year ending
    April 30, 2005;

 4. To consider any other matter which may properly come before the Annual Meeting.

      All the above matters are more fully described in the accompanying Proxy Statement.

      The Board of Directors has fixed the close of business on August 27, 2004 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting.

     Each stockholder is cordially invited to attend the Annual Meeting in person. To assure representation at the Annual Meeting, however, stockholders are urged to date, sign and return the enclosed proxy card as promptly as possible in the postage-paid envelope enclosed for that purpose. Any stockholder attending the Annual Meeting may vote in person even if he or she has previously returned a proxy card.

                 By Order of the Board of Directors,

                 /s/ Marshall Chadwell

                 Marshall Chadwell
                 Secretary

Baltimore, Maryland
September 3, 2004







                      MONARCH SERVICES, INC.
                        4517 HARFORD ROAD
                     BALTIMORE, MARYLAND 21214

                          PROXY STATEMENT
                2002 ANNUAL MEETING OF STOCKHOLDERS
                          OCTOBER 27, 2004

         GENERAL INFORMATION CONCERNING THE SOLICITATION

     This proxy statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Monarch Services, Inc.
(the "Company") to be voted at the Company's 2004 Annual Meeting of Stockholders to be held at Peerce's Plantation, 12460 Dulaney Valley Road, Phoenix, Maryland on October 27, 2004 at 10:00 a.m., prevailing local time, and any adjournments and postponements thereof (the "Annual Meeting").
A stockholder may revoke his proxy at any time prior to its use by executing another proxy bearing a later date or by notifying the Secretary of the Company in writing. Copies of this Proxy Statement, the attached Notice of 2004 Annual Meeting of Stockholders, and the enclosed form of proxy were first mailed to the Company's stockholders on or about September 3, 2004. The Company's principal executive offices are located at 4517 Harford Road, Baltimore, Maryland 21214 and its telephone number is (410) 254-9200.

The Proposals. At the Annual Meeting, the Company's stockholders will consider and vote upon; election of a Class III Director to hold office until the 2006 Annual Meeting of Stockholders and until his successor is elected and qualifies; election of a Class I Director to hold office until the 2007 Annual Meeting of Stockholders and until his successor is elected and qualifies; approve and ratify the appointment of Stegman & Company as the Company's independent accountants for the fiscal year ending April 30, 2005 and consider any other matter which may properly come before the Annual Meeting.

Approval by the Board. The Company's Board of Directors has unanimously approved, and recommends that the Company's stockholders approve, the election of the nominated Class III and Class I Directors and the ratification of the appointment of Stegman & Company as the Company's independent accountants.

Voting of Proxies; Revocability of Proxy. A proxy card in the accompanying form, which is properly executed, duly returned to the Secretary of the Company and not revoked prior to exercise, will be voted in accordance with the instructions indicated in the proxy card. If no instructions are given with respect to any matter specified in the Notice of Annual Meeting to be acted upon at the Annual Meeting, the proxies named therein will vote the shares represented thereby in favor of the election of the nominated Directors and in favor of the ratification of the appointment of Stegman
& Company as the Company's independent accountants. Stockholders are entitled to one vote for each share held. There is no cumulative voting for the election of directors.

Each stockholder who has executed a proxy and returned it to the Secretary of the Company may revoke the proxy by notice in writing to the Secretary of the Company, or by attending the Annual Meeting in person and requesting the return of the proxy, in either case at any time prior to the voting of the proxy. Presence at the Annual Meeting does not itself revoke the proxy. In addition, any later dated proxies returned on a timely basis will revoke proxies submitted prior thereto. A stockholder who attends the Annual Meeting in person, may, if he or she wishes, vote by ballot at the Annual Meeting, thereby canceling any proxy previously given by such stockholder.

If a stockholder's shares are held in the name of a bank, broker or other holder of record, the stockholder will receive instructions from the holder of record that the stockholder must follow in order for the stockholder's shares to be voted. If a stockholder's shares are not registered in a stockholder's own name and the stockholder plans to vote such shares in person at the Annual Meeting, the stockholder should contact his or her broker or agent to obtain a broker's proxy card and bring it to the Annual Meeting in order to vote.

Solicitation of Proxies. Proxies are being solicited by and on behalf of the Company. Accordingly, the costs of preparing, assembling and mailing the proxy materials will be borne by the Company. In addition to solicitation by the use of mails, proxies may be solicited by Directors, officers and employees of the Company in person or by telephone, facsimile transmission or other means of communication. Such Directors, officers and employees of the Company will not be additionally compensated, but will be reimbursed for out-of-pocket expenses in connection with any such solicitation. Arrangements will also be made with brokers and dealers, custodians, nominees and fiduciaries to assist the Company in the solicitation of proxies, including for forwarding of proxy materials to beneficial owners of common stock of the Company, $0.001 par value per share (the "Common Stock"), held of record by such persons, and the Company will reimburse such brokers, dealers, custodians, nominees and fiduciaries for reasonable expenses incurred in connection therewith but will not otherwise compensate such persons. The Company does not currently intend to retain outside proxy solicitors to solicit proxies by use of the mails, in person, by telephone, by facsimile transmission or by other means of communication; however, the Company reserves the right to retain outside proxy solicitors if necessary. The costs of outside proxy solicitors, if retained, will be borne by the Company.

Record Date. The Board of Directors has fixed the close of business on August 27, 2004 as the record date (the "Record Date") for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting.

Ownership of Voting Securities. Only stockholders of record of outstanding Common Stock of the Company at the close of business on August 27, 2004 are entitled to notice of, and to vote at, the Annual Meeting. On August 27, 2004, 1,619,620 shares of Common Stock were outstanding.

PROPOSAL ONE: ELECTION OF DIRECTORS

     The number of Directors of Monarch is currently fixed at four. Pursuant to Maryland law, the Board of Directors is divided into three classes. One Class I Director is nominated for election to serve for a three year term until the Annual Meeting in 2007 and until his successor is elected and qualifies. One Class III Director is nominated to serve for a two year term until the Annual Meeting in 2006 and until his successor is elected and qualifies. The Class II and Class III Directors serve until, respectively, the 2005 and 2006 Annual Meetings of Stockholders. Officers are elected annually by the Board to serve for such periods of time as the Board determines.

     Proxies solicited hereby cannot be voted for a greater number of persons than the number of nominees named. If at the time of the Annual Meeting a nominee should be unable or decline to serve, the discretionary authority provided in the proxy may be exercised to vote for a substitute. The Board of Directors has no reason to believe that any substitute nominee will be required.

Vote Required

     A Class I Director and a Class III Director will be elected at the

Annual Meeting by a plurality of all the votes cast with respect to the respective class, meaning that for each class, the nominee for Director who receives the most votes will be elected. Abstentions and broker non-votes will have no effect on the election of Directors at the Annual Meeting.

     The Board of Directors recommends that stockholders vote FOR the election of each of the nominees. Unless contrary instructions are given, the persons named in the accompanying proxy will vote all proxies in favor of each of the nominees.

     The address of each nominee and each of the Directors and officers of the Company is c/o Monarch Services, Inc., 4517 Harford Road, Baltimore, MD 21214.



               Nominee for Election as Class III Director
                   Term Expiring 2006 Annual Meeting

                                       Principal Occupation(s) and
                            Director    Business Experience During
     Name and Age            Since            Past 5 Years
---------------------------------------------------------------------

Trent J. Walklett, Age 36     2004    Mr. Walklett has been an Account
                                      Executive for Robert Half Management
                                      Resources (a provider of senior level
                                      finance and accounting consulting
                                      services) since 2004.  From 2001 to
                                      2003, Mr. Walklett was Vice-President
                                      of EYT, Inc. (formerly Ernst & Young
                                      Technologies).  From 1998 to 2000 Mr.
                                      Walklett was Manager of Corporate
                                      Accounting for Marriott International,
                                      Inc.  Prior to joining Marriott, Mr.
                                      Walklett held various financial auditing positions with KPMG, LLP. Mr. Walklett is a Certified Public Accountant.
                                      a Member of the Audit Committee.



                Nominee for Election as Class I Director
                   Term Expiring 2007 Annual Meeting

                                       Principal Occupation(s) and
                            Director    Business Experience During
     Name and Age            Since            Past 5 Years
---------------------------------------------------------------------

David F. Gonano, Age 57       1996    Certified Public Accountant,
                                      Managing Director of
                                      American Express Tax
                                      & Business Services,
                                      Personal Financial
                                      Specialist. Member, Audit
                                      Committee.



                         Class III Director
         Continuing in Office Term Expiring 2006 Annual Meeting

                                       Principal Occupation(s) and
                            Director    Business Experience During
     Name and Age            Since            Past 5 Years
---------------------------------------------------------------------

A. Eric Dott, Age 77          1970    Chairman of the Board of the
                                      Company since 1990. Assistant
                                      Secretary since 2002.  Mr.
                                      Dott is the father of Jackson
                                      Y. Dott, President of the
                                      Company.



                         Class II Director
         Continuing in Office Term Expiring 2005 Annual Meeting

                                       Principal Occupation(s) and
                            Director    Business Experience During
     Name and Age            Since            Past 5 Years
---------------------------------------------------------------------

Jackson Y. Dott, Age 46       1987    President and Chief Executive
                                      Officer of the Company since
                                      1990. Assistant Treasurer
                                      since 2002. Mr. Dott is the
                                      son of A. Eric Dott, Chairman
                                      of the Company.



                   Officers that are not Directors

                                       Principal Occupation(s) and
                            Director    Business Experience During
     Name and Age            Since            Past 5 Years
------------------------------------------------------------------

Marshall Chadwell, Age 64      N/A    Chief Financial Officer of
                                      Company since 1996;
                                      Controller of Company since
                                      1995. Secretary and Treasurer
                                      of Company since 2002.

Independent Members of the Board of Directors

     The Board of Directors has determined that David Gonano and Trent Walklett are independent directors under Rule 4200(a)(15) of the National Association of Securities Dealers listing standards.

Committees of the Board and Attendance

     The Board of Directors met five times during the last fiscal year. The Board has a standing Audit Committee. The Audit Committee met four times during the 2004 fiscal year. No Director attended less than 75% of the aggregate number of meetings of the Board of Directors and any Board committee on which such Director served.

     The Company has a separately-designated standing audit committee destablished in accordance with Secton 3(aa)(58)(A) of the Securities Exchange Act of 1934, as amended. The Board of Directors has adopted a written charter for the Audit Committee which is attached to this proxy statement as Annex A and is available on the Company's website at www.peerces.com under the caption "Corporate Governance." The Audit Committee recommends engagement of the Company's independent accountants, reviews the arrangements and scope of the audit and the performance of the independent accountants, reviews the financial statements, considers comments made by the independent accountants with respect to the Company's system of internal accounting controls and reviews non-audit services provided by the Company's independent accountants. All members of the Audit Committee are independent directors under Rule 4200(a)(15) of the National Association of Securities Dealers listing standards. The Board of Directors has determined that each of David Gonano and Trent Walklett is an "audit committee financial expert" as defined under Item 401 of Regulation S-K promulgated by the Securities and Exchange Commission and that each of Mr. Gonano Mr. Walklett is independent under Rule 4200(a)(15) of the National Association of Securities Dealers listing standards.

     The Board of Directors does not have standing compensation or nominating committees and has not adopted a written charter for such committees. The Board of Directors has determined that due to the small size of the Board of Directors separate committees are not necessary in order to carry out the functions performed by such committees. All members of the Board of Directors participate in the consideration of Director nominees; provided however, that nomination for election or appointment to the Board of Directors requires the affirmative vote of a majority of the independent directors of the Company.

Director Nominating Procedures

     The functions customarily attributable to a nominating committee are performed by the Board of Directors as a whole. The Board of Directors will consider as potential nominees persons recommended by stockholders. Recommendations should be submitted to the Board of Directors in care of the President at the address set forth on the cover of this proxy statement. Each recommendation should include a personal biography of the suggested nominee, an indication of the background or experience that the stockholder believes qualifies the person for consideration, a statement that the person has agreed to serve if nominated and elected, and any other information required under the Company's bylaws.

     The Board of Directors has used an informal process to identify potential candidates for nomination as Directors. Candidates for nomination have been recommended by an executive officer or Director, and considered by the Board of Directors. Nomination or appointment to the Board of Directors requires the affirmative vote of a majority of the independent directors of the Company. The Board of Directors has not adopted specific minimum qualifications that it believes must be met by a person it recommends for nomination as a director. In evaluating candidates for nomination, the Board of Directors will consider the factors it believes to be appropriate, which include the candidate's personal and professional integrity, business judgment, relevant experience and skills, and potential to be an effective director in conjunction with the rest of the Board of Directors in collectively serving the long-term interests of the Company's stockholders. Although the Board of Directors has the authority to retain a search firm to assist it to identify director candidates, there has to date been no need to employ a search firm. The Board of Directors does not evaluate potential nominees for director differently based on whether they are recommended by a stockholder, an officer, a director or any other person.

     Trent Walklett, a nominee for election as a Director of the Company that was approved by the Board of Directors for inclusion in this proxy statement and the proxy card for the Annual Meeting, was recommended for nomination to the Board of Directors by David Gonano, an independent director of the Company.

     Stockholders who themselves wish to nominate a person for election to the Board of Directors, as contrasted with recommending a potential nominee to the Board of Directors for its consideration, are required to comply with any advance notice and other requirements set forth in the Company's Bylaws.

Policy on Communication with the Board

     In order to provide the Company's stockholders with a direct and open line of communication to the Board of Directors, the Board of Directors has adopted the following procedures for communications to Directors. Stockholders of the Company and other interested persons may communicate with the Chairman of the Audit Committee or with the non-management Directors of the Company as a group by sending a letter to the Audit Committee at the address set forth on the cover of this proxy statement. The letter should indicate which of the foregoing is the intended recipient.

     All communications received in accordance with these procedures will be reviewed initially by the Company's President. The Company's President will relay any such communication to the appropriate Director or Directors unless the President determines that the communication:

     -does not relate to the business or affairs of the Company or the functioning or constitution of the Board of Directors or any of its committees;

     -relates to routine or insignificant matters that do not warrant the attention of the Board of Directors;

     -is an advertisement or other commercial solicitation or communication;

     -is frivolous or offensive; or

     -is otherwise not appropriate for delivery to Directors.

     The Director or Directors who receive any such communication will have discretion to determine whether the subject matter of the communication should be brought to the attention of the full Board of Directors or one r more of its committees and whether any response to the person sending the communication is appropriate. Any such response will be made through the Company's President and only in accordance with the Company's policies and procedures and applicable law and regulations relating to the disclosure of information.

     The Company's President will retain copies of all communications received pursuant to these procedures for a period of at least one year. The Board of Directors will review the effectiveness of these procedures from time to time and, if appropriate, recommend changes.

     The Board of Directors has a policy of encouraging members of the Board of Directors to attend the annual meetings of the stockholders.

CODE OF ETHICS

     The Company has adopted a Code of Ethics that applies to all of its directors, officers and employees performing financial functions for the Company, including its chief executive officer, chief financial officer controller and any person performing similar functions. The Company has made this Code of Ethics available on its website at www.peerces.com under the caption "Corporate Governance." The Company intends to disclose future amendments to the code of ethics, or waivers from the provisions of the code of ethics granted to the chief executive officer, chief financial officer, controller and any person performing similar functions on this website.

Section 16(A) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended
(the "Act") requires that the Company's directors and executive officers, and persons who own more than 10% of the Company's outstanding Common Stock, file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of change in ownership of the Common Stock of the Company. The same persons are also required by SEC regulation to furnish the Company with copies of all Section 16(a) forms that they file.

     To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company, all required reports under Section 16(a) of the Securities Exchange Act of 1934, were filed in fiscal year 2004.

Section 16(A) Filings

     The Company posts copies of Forms 3, 4, and 5 filed with the Securities and Exchange Commission with respect to its common stock under
Section 16(a) of the Securities Exchange Act of 1934, as amended on its website at ww.peerces.com under the caption "Corporate Governance".

Executive Compensation

     Summary Compensation Table

     The following table sets forth the compensation paid or allocated to the chief executive officer of the Company for the past three years. The total of salary and bonus paid to each other executive officer of the Company did not exceed $100,000 in any such year.


                                  Annual               Long-Term
                               Compensation           Compensation
                                                         Awards
                                                       Securities
Name and Principal Position   Year    Salary   Bonus   Underlying
                                       ($)      ($)      Options
-----------------------------------------------------------------------
Jackson Y. Dott                2004   124,800      -        -0-
Chief Executive Officer        2003   124,800      -        -0-
                               2002   124,800      -     40,000(1)
----------------------------
(1) This option will expire on March 3, 2005.


Aggregated Option Exercises in Last Fiscal Year and FY-End Option
Values

-----------------------------------------------------------------------
                                        Number of
                                       Securities       Value of
                                       Underlying     Unexercised
               Shares                 Unexercised    In-The-Money
            Acquired on    Value        Options        Options
              Exercise    Realized     at FY-End      at FY-End
Name            (#)         ($)          (#)                ($)
-----------------------------------------------------------------------
Jackson Y. Dott  -0-       -0-  Exercisable 40,000    Exercisable -0-
                                Unexercisable  -0-  Unexercisable -0-

*   Based on closing price of Common Stock on the Nasdaq SmallCap
Stock Market on July 13, 2004 of $1.55.


Director Compensation

     The Company's Directors have not received any cash compensation for their services as Directors for the past year.

Security Ownership of Certain Beneficial Owners and Management

     The following table sets forth certain information regarding beneficial ownership of the Common Stock as of August 27, 2004 by (i) each person that is known by the Company to beneficially own or exercise voting or dispositive control over 5% or more of the outstanding shares of Common Stock; (ii) each Director; and (iii) all Directors and executive officers as a group. Except as otherwise indicated in the footnotes to the table, the persons named below have sole voting and disposition power with respect to the shares beneficially owned by such persons. In general, a person is deemed to be a "beneficial owner" of a security if that person has or shares the power to vote or direct the voting of such security, or the power to dispose or direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which the person has the right to acquire beneficial ownership within 60 days. Unless otherwise indicated, the address of each stockholder set forth below is c/o Monarch Services, Inc., 4517 Harford Road, Baltimore, MD 21224.

Name and Address of        Amount and Nature of       Percent of
Beneficial Owner           Beneficial Ownership        Class

Jackson Y. Dott                  467,529(1)             26.8%

A. Eric Dott                     272,090(2)             15.6%

David F. Gonano                   40,000(3)              2.3%

Trent J. Walklett                    -0-                 -

All Directors and Executive      779,619(4)             44.7%
Officers (4 persons)

------------------------------------------

(1)      Includes 3,000 shares of Common Stock held by Mr. J.
Dott's daughter over which Mr. Dott shares the power to vote and dispose and 40,000 shares subject to options that are currently exercisable.

(2) Includes 4,000 shares held by Mr. A. Dott's grandchildren over which Mr. Dott exercises the power to vote and dispose and 40,000 shares subject to options that are currently exercisable.

(3) Includes 40,000 shares subject to options that are currently exercisable.

(4) All Directors current stock options will expire on March 3, 2005.


Certain Relationships and Related Transactions

     Mr. A. Eric Dott, Chairman of the Board and 14.1% stockholder, is the joint owner with his wife of certain real property located in Baltimore, Maryland comprising approximately 47,000 square feet. One location in Baltimore, Maryland comprises approximately 32,000 square feet and is utilized as offices and plant by the Company under a lease expiring in June 2007. The management of the Company believes that the terms of its lease with the Dotts are comparable to those which would be obtainable in leases with non-affiliated parties.


PROPOSAL TWO: RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     Subject to ratification by the stockholders and on the recomm-endation of the Audit Committee, the Board of Directors has appointed Stegman & Company as independent accountants to audit the financial statements for the year ending April 30, 2005. Representatives of Stegman & Company are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

     The Board of Directors recommends that stockholders vote FOR ratification of Stegman & Company as independent accountants. Unless contrary instructions are given, the persons named in the accompanying proxy will vote all proxies in favor of ratification of the appointment of independent accountants.


Audit Committee Report

     The Audit Committee has reviewed and discussed with management the audited financial statements of Monarch Services, Inc. and its subsidiaries ("Monarch") consisting of the consolidated balance sheet at April 30, 2004 and the consolidated statements of operations, cash flows and changes in stockholders' equity for each of the two years in the period ended April 30, 2004.

     The Audit Committee has discussed with Stegman & Company, the independent auditors for Monarch for 2004, the matters required to be discussed by Statement on Auditing Standards 61. The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independent Standards Board Standard No. 1 and has discussed with the independent auditors the independent auditors' independence. The Audit Committee has considered whether the provision of services in addition to audit services by Stegman & Company is compatible with maintaining Stegman & Company's independence and has determined that such services are appropriate.

     Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors of Monarch that the audited financial statements be included in the Monarch Annual Report on Form 10KSB for the year 2004 for filing with the Securities and Exchange Commission.

     Each member of the Audit Committee is independent, as independence is defined in Rule 4200(a)(15) of the listing standards of the National Association of Securities Dealers.

     While the Audit Committee has the responsibilities and powers set forth in its charter, it is not the duty of the Committee to plan or conduct audits or to determine that the financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management is responsible for preparing the financial statements and the independent auditors are responsible for auditing those financial statements. Nor is it the duty of the Audit Committee to insure the adequacy of internal controls, to conduct investigations or to resolve disagreements, if any, between management and the independent auditors, or to assure compliance with laws and regulations.


July 19, 2004

                                                      David F. Gonano
                                                      Trent J. Walklett



Fiscal 2004 Principal Accountant Fees and Services

     The following table presents fees for professional services rendered by Stegman & Company for the audit of Monarch Service's annual consolidated financial statements for the years ended April 30, 2004 and 2003 and fees for other services rendered by Stegman & Company during those periods.

                                          Year ended April 30,

                                       2004                  2003
                                       ----                  ----

            Audit fees(1)           $ 39,150              $ 34,000
            Tax fees(2)                8,750                 9,650
            All other fees(3)              -                     -
                                    --------              --------
            Total fees              $ 47,900              $ 43,650
                                    ========              ========

(1) Audit Fees consist of fees billed for professional services rendered for the audit of the Company's consolidated annual financial statements and review of the interim consolidated financial statements included in the quarterly reports, and services that are normally provided by Stegman & Company in connection with statutory and regulatory filings or engagements.

(2) Tax Fees consist of fees billed for professional services rendered for federal and state tax compliance, tax advice and tax planning.

(3) All Other Fees consist of fees for services other than the services reported as Audit Fees or Tax Fees.

Policy on Audit Committee Pre-Approval of Audit Services and Permissible Non-Audit Services of Independent Auditors

     The Audit Committee's policy is to pre-approve all audit and permissible non-audit services performed by the independent accountants. Prior to engagement of the independent accountants for the next year's audit, the independent accountant provides the scope of the proposed audit and related fees for services expected to be rendered during that year within each of four categories of services to the Audit Committee for approval. The fees are budgeted and the Audit Committee requires the independent auditor and management to report actual fees versus the budget periodically throughout the year by category of service. The Audit Committee is also informed routinely as to the services actually provided by the independent auditor pursuant to this pre-approval process. The Audit Committee's prior approval must be obtained before the scope or cost of preapproved services is increased and if the need for other permissible non-audit services arises during the course of the year.

     In determining whether to pre-approve any given services, the Audit Committee considers whether such services are consistent with the continued independence of the independent auditor under the SEC's rules, whether the independent auditor is best positioned to provide the most effective and efficient service, whether the service might enhance the Company's ability to manage or control risk or improve audit quality.

     The Audit Committee approved all audit and non-audit services provided by Stegman & Co. in fiscal 2004.

     The Audit Committee has delegated pre-approval authority to its Chairman to preapprove services to be provided by the independent accountants between meetings. The Chairman must report any decisions to the Audit Committee at the next scheduled meeting.

Vote required

     The ratification of the appointment of Stegman & Company as the Company's independent certified public accountants requires the affirmative vote of the majority of all votes cast on the matter. Abstentions and broker non-votes will have no effect on the ratification of the appointment of Stegman & Company as the Company's independent certified public accountants.

     The Board of Directors recommends that the stockholders vote "FOR" the ratification of the appointment of Stegman & Company as independent certified public accountants of the Company. Unless contrary instructions are given, the persons named in the accompanying proxy will vote all proxies in favor of the ratification of Stegman & Company.

VOTING

     As of the Record Date, there were 1,619,620 shares of common stock issued, outstanding and entitled to vote. A quorum for the meeting requires the presence in person or by proxy of holders of a majority of the outstanding shares of Common Stock.

     Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspectors of Election appointed for the Annual Meeting and will determine whether or not a quorum is present. Where, as to any matter submitted to the stockholders for a vote, proxies are marked as abstentions (or stockholders appear in person but abstain from voting), such abstentions will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter; however, such shares will be considered present for purposes of a quorum.


STOCKHOLDER NOMINATIONS AND PROPOSALS

     The bylaws of the Company provide that, to be properly brought before the annual meeting, business must be (1) specified in the notice of the annual meeting (or any supplement thereto) given by the Company pursuant to the bylaws; (2) brought before the annual meeting by or under the direction of the board of directors (or the chairman of the board or the president), or (3) properly brought before the annual meeting by a stockholder. In addition to any other applicable requirements, for business to be properly brought before the annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the corporate secretary.

     The bylaws provide that nominations of persons for election to the board of directors of the Company may be made at the annual meeting, by or under the direction of the board of directors, or by any nominating committee or person appointed by the board of directors, or by any stockholder of the Company entitled to vote for the election of directors at the annual meeting who complies with the notice procedures set forth below. Such nominations, other than those made by or under the direction of the board of directors or by any nominating committee or person appointed by the board of directors, can only be made pursuant to timely notice in writing to the corporate secretary.

     To be timely, such stockholder's notice must be delivered to or mailed to and received by the corporate secretary at the principal executive offices of the Company, not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the date of the annual meeting (or, with respect to a proposal required to be included in the Company's proxy statement pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, or its successor provision, the earlier date such proposal is received pursuant to Rule 14a-8. If, during the prior year the Company did not hold an annual meeting, or if the date of the annual meeting has changed more than 30 days from the first anniversary of the prior year's annual meeting (other than as a result of adjournment), then, to be timely, notice must be delivered to or mailed and received by the corporate secretary at the principal executive offices of the Company not earlier than the close of business on the 120th day prior to the date of the annual meeting and not later than the close of business on the later of the 90th day prior to the date of the annual meeting or the 10th day following the day on which public announcement of the date of the annual meeting is first made.

     Such stockholder's notice shall set forth: (a) as to each person whom the stockholder proposes to nominate for election as a director, (1) the name, age, business address and residence address of the person, (2) the principal occupation or employment of the person, (3) the class and number of shares of the Company stock which are beneficially owned by the person, and (4) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to the rules and regulations under the Securities Exchange Act of 1934, as amended; (b) as to each matter the stockholder proposes to bring before the annual meeting, (1) a brief description of the business desired to be brought before the annual meeting, (2) the reasons for conducting such business at the annual meeting, and (3) any material interest of the stockholder in such business; and (c) as to the stockholder giving the notice, (1) the name and address of the stockholder and (2) the class and number of shares of the Company which are beneficially owned by the stockholder. The Company may require any proposed nominee or stockholder to furnish such other information as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as a director of the Company or the eligibility of the stockholder to bring business before the annual meeting.

     Pursuant to applicable rules under the Securities Exchange Act of 1934, some stockholder proposals may be eligible for inclusion in the Company's 2004 Proxy Statement. Any such stockholder proposals must be submitted in writing to the Secretary of the Company no later than May 4, 2005. Stockholders interested in submitting such a proposal are advised to contact knowledgeable counsel with regard to the detailed requirements of such securities rules. It is suggested that proposals be forwarded by certified mail, return receipt requested.


OTHER INFORMATION

     The Company will provide, without charge to each person solicited, on the written request of such person, a copy of its annual report on Form 10KSB, including the financial statement schedules, required to be filed pursuant to Rule 13a-1 under the Securities Exchange Act of 1934 for the Company's most recent fiscal year. Such a request can be directed to Mr. Marshall Chadwell, Chief Financial Officer, 4517 Harford Road, Baltimore, Maryland 21204.


OTHER MATTERS

     As of the date of this proxy statement, the Board of Directors is not aware of any matters, other than those stated above, that may be brought before the Annual Meeting. The persons named in the enclosed form of proxy or their substitutes will vote said proxy in respect of any such business in accordance with their best judgment.

                          By Order of the Board of Directors


                          /s/ Marshall Chadwell
                          Secretary

September 3, 2004




                                                               ANNEX A

                         MONARCH SERVICES, INC.

                        AUDIT COMMITTEE CHARTER


            The Board of Directors (the "Board") of Monarch Services, Inc. (the "Company") has determined that the Audit Committee of the Board (the "Audit Committee") shall assist the Board in fulfilling certain of the Board's oversight responsibilities. The Board hereby adopts this Charter to establish the governing principles of the Audit Committee.

       I.   Role of the Audit Committee

            The Audit Committee shall provide assistance to the Board in fulfilling its oversight responsibility relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the annual independent audit of the Company's financial statements, and the legal compliance and ethics policies as established by management and the Board. In so doing, it is the responsibility of the Audit Committee to maintain free and open communication among the Audit Committee, independent auditors and management of the Company. In discharging its oversight role, the Audit Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company. The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain special legal, accounting, or other consultants to advise the Audit Committee. The Company shall provide funding, as determined by the Audit Committee, for payment of compensation to the independent auditors and to any advisors employed by the Audit Committee and for administrative expenses of the Audit Committee that are necessary and appropriate. The report of the Audit Committee required by the rules of the Securities and Exchange Commission ("SEC") shall be included in the Company's annual proxy statement.

      II.   Composition of the Audit Committee

            The Audit Committee shall be appointed by the board of directors and shall comprise at least three directors. Each member of the audit committee must satisfy (1) the independence requirements under Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations of the SEC promulgated thereunder, and
(2) the independence, experience and expertise requirements under Rules 4200 and 4350 promulgated by the National Association of Securities Dealers, Inc. and any other applicable laws and regulations relating to the audit committee membership of issuers listed on the Nasdaq Stock Market. Additionally, at least one member of the audit committee shall be an "audit committee financial expert," as such term is defined under the rules and regulations of the SEC.

     III.   Responsibilities of the Audit Committee

            The primary responsibility of the Audit Committee is to oversee the Company's financial reporting process on behalf of the Board and report the results of its activities to the Board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Company and may not be accountants or auditors by profession or experts in the fields of accounting or auditing, except to the extent required by applicable law or the published requirements of the Nasdaq Stock Market. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures, and each member of the Audit Committee shall be entitled to rely, to the maximum extent permitted under applicable law, on (i) the integrity of those persons and organizations within and outside the Company from which it receives information and (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons or organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors).

            The following shall be the principal recurring processes of the audit committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the Audit Committee may supplement them as appropriate.

            The Audit Committee shall:

            1. Review and reassess the adequacy of this Charter from time to time (but at least annually) and recommend any proposed changes for approval.

            2. In its capacity as a committee of the Board, the Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, and each such registered public accounting firm reports directly to the Audit Committee.

            3. Approve in advance all audit services, including audit engagement fees and terms, and all non-audit engagements with the independent auditors; subject to the de minimis exception for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act.

            4. Review with management and the independent auditors the audited financial statements (including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations") to be included in the Company's Annual Report on Form 10-KSB and Quarterly Reports on Form 10-QSB prior to their filing. The Chairperson of the Audit Committee, or one or more members of the Audit Committee, may represent the entire Audit Committee for purposes of this review.

            5. Review an analysis prepared by management and the independent auditors of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements.

            6. Meet periodically with management to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

            7. Review major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditors or management.

            8. Receive periodic reports and disclosures from the independent auditors regarding the auditors' independence including the matters in the written disclosures required by the Independence Standards Board, discuss such reports and disclosures with the auditors, and if so determined by the Audit Committee, recommend that the Board take appropriate action to satisfy itself of the independence of the auditors.

            9. Meet with the independent auditors prior to the audit to discuss with the independent auditors the overall scope and plans for their audit including the adequacy of staffing and compensation and after the audit to discuss the results of the annual audit, the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance and any other matters required to be communicated to the Audit Committee by the independent auditors under generally accepted auditing standards.

            10. Obtain from the independent auditors assurance that Section 10A of the Securities Exchange Act of 1934 has not been implicated.

            11. Obtain reports from management and the independent auditors that the Company's subsidiary affiliated entities are in conformity with applicable legal requirements and the Company's written policies.

            12. Discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

            13. Review with the independent auditors any problems or difficulties the auditors may have encountered and any management letter provided by the auditors and the Company's response to that letter. Such review should include:

                 (a) any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information; and

                 (b) any changes required in the planned scope of the internal audit.

            14. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

            15. Review with management and, as appropriate, Company counsel, legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

            16. Meet at least annually with the chief financial officer and the independent auditors in separate executive sessions.

            17. Be responsible for the retention of the independent auditors for any non-audit services in accordance with applicable laws and regulations, including without limitation the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated by the SEC thereunder, and determine procedures for the approval of audit and non-audit services in advance. In accordance with such procedures, the Audit Committee shall approve in advance any audit or non-audit services provided to the Company by the independent auditors (subject to the de minimis exception for non-audit services contained in
                  Section 10A(i)(1)(B) of the Exchange Act) all as required by applicable law or listing standards. Pre-approval authority for non-audit services may be delegated to one or more members of the Audit Committee.

           18. Establish procedures for (1) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and (2) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

           19. Discuss generally with management the Company's earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies. The Audit Committee need not discuss in advance each earnings release or each instance in which the Company may provide earnings guidance.

           20. Review any disclosure received from the Chief Executive Officer and Chief Financial Officer during their certification process for the 10-KSB and 10-QSBs about (1) any significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting, and
                 (2) any fraud, whether or not material, involving management or other employees who have a significant role in the Company's internal control over financial reporting.




September 3, 2004



                         MONARCH SERVICES, INC.
                PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                           OCTOBER 27, 2004

The undersigned hereby appoints A. Eric Dott and David F. Gonano, and each of them, with full power of substitution, as proxy, to vote all shares of the Common Stock of Monarch Services, Inc. (the "Company"), which the undersigned is entitled to vote at the Annual Meeting of stockholders of the Company on October 27, 2004 at 10:00 a.m., and at any adjournment or postponements thereof (the "Annual Meeting"), on the following matters, each of which is fully described in the proxy statement.

The Board of Directors recommends a vote FOR items 1 and 2 listed below.


1. FOR / / WITHHOLD / / The election of Trent J. Walklett as a Class III Director of the Company to serve until the 2006 annual meeting of stockholder and until his successor is elected and qualified.

2. FOR / / WITHHOLD / / The election of David F. Gonano as a Class I Director of the Company to serve until the 2007 annual meeting of stockholder and until his successor is elected and qualified.

3. FOR / /  AGAINST / /  ABSTAIN / /  Proposal to ratify
Stegman & Company, as independent auditors of the company for the fiscal year ending April 30, 2005.

4. To act upon any other matter which may properly come before the Annual Meeting.

THIS PROXY WILL BE VOTED ON EACH OF THE FOREGOING ITEMS AS SPECIFIED BY THE PERSON SIGNING IT, BUT IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR THE RATIFICATION OF ACCOUNTANTS.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. IT MAY BE REVOKED PRIOR TO ITS EXERCISE.

Receipt of notice of the Annual Meeting and proxy statement is hereby acknowledged, and the terms of the notice and statement are hereby incorporated by reference into this proxy. The undersigned hereby revokes all proxies heretofore given for the Annual Meeting.



WITNESS the hand and seal undersigned, this       day of             , 2004.


-----------------------------------------------
               (SEAL)

-----------------------------------------------
               (SEAL)

Please date and then sign exactly as name appears to the right. If signing for trusts, estates or corporations, capacity or title should be stated. If shares are jointly owned, both owners should sign.

  PLEASE DATE AND SIGN THIS PROXY AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE